UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2021

Griffin-American Healthcare REIT IV, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 270-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement.

Merger

On June 23, 2021, Griffin-American Healthcare REIT IV, Inc., a Maryland corporation (“GAHR IV”), its subsidiary Griffin-American Healthcare REIT IV Holdings, LP, a Delaware limited partnership (“GAHR IV Operating Partnership”), Continental Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of GAHR IV (“Merger Sub”), and Griffin-American Healthcare REIT III, Inc., a Maryland corporation (“GAHR III”), and its subsidiary Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership (“GAHR III Operating Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Subject to the terms and conditions of the Merger Agreement, (i) GAHR III will be merged with and into Merger Sub, with Merger Sub being the surviving company (the “REIT Merger”), and (ii) GAHR IV Operating Partnership will be merged with and into GAHR III Operating Partnership, with GAHR III Operating Partnership being the surviving partnership and being renamed “American Healthcare REIT Holdings, LP” (the “Partnership Merger” and, together with the REIT Merger, the “Merger”).

At the effective time of the REIT Merger, each issued and outstanding share of GAHR III’s common stock, $0.01 par value per share, will be converted into the right to receive 0.9266 of a share of GAHR IV’s Class I common stock, $0.01 par value per share (“GAHR IV Class I Common Stock”). We refer to this as the “Merger Exchange Ratio” for purposes of this Current Report on Form 8-K.

At the effective time of the Partnership Merger, (i) each unit of limited partnership interest in GAHR III Operating Partnership (“GAHR III OP Units”) outstanding as of immediately prior to the effective time of the Partnership Merger will be converted automatically into the right to receive 0.9266 of a “Partnership Class I Unit” (as defined in the agreement of limited partnership of the surviving partnership (the “GAHR III OP Partnership Agreement”)) and (ii) each unit of limited partnership interest in GAHR IV Operating Partnership outstanding as of immediately prior to the effective time of the Partnership Merger will be converted automatically into the right to receive one unit of limited partnership interest of the surviving partnership of like class.

Following the Merger, GAHR IV (as combined with GAHR III, the “Combined Company”) will be named “American Healthcare REIT, Inc.” The REIT Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains customary covenants of the parties, including “no shop” covenants, prohibiting GAHR IV, its subsidiaries and representatives, and prohibiting GAHR III, its subsidiaries and representatives, from soliciting, providing information or entering into discussions concerning proposals during the pre-closing period relating to alternative business combination transactions, subject to certain limited exceptions. The Merger Agreement also provides that prior to the approval by GAHR III stockholders of the REIT Merger, the special committee of the board of directors of GAHR III, on behalf of the board of directors of GAHR III, may in certain circumstances make a GAHR III Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with certain conditions set forth in the Merger Agreement, and that prior to the approval by GAHR IV stockholders of the REIT Merger, the special committee of the board of directors of GAHR IV, on behalf of the board of directors of GAHR IV, may in certain circumstances make a GAHR IV Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with certain conditions set forth in the Merger Agreement.

Immediately following the effective time of the REIT Merger, the board of directors of the Combined Company is expected to have nine members, consisting of (i) Jeffrey T. Hanson, Brian J. Flornes, Dianne Hurley and Wilbur H. Smith III, all of whom are currently members of GAHR IV’s board of directors, (ii) Harold H. Greene, J. Grayson Sanders and Gerald W. Robinson, all of whom are currently independent directors on GAHR III’s board of directors, (iii) Danny Prosky, the President and Chief Operating Officer of both GAHR IV and GAHR III and a current member of GAHR III’s board of directors, and (iv) Mathieu B. Streiff, the Executive Vice President, General Counsel of both GAHR IV and GAHR III. Each of these directors would serve until the next annual meeting of the stockholders of the Combined Company (and until their successors are duly elected and qualify).

The Merger Agreement may be terminated under certain circumstances, including by either GAHR IV or GAHR III (in each case, with the prior approval of the special committee of their respective board of directors) (i) if the REIT Merger has not been consummated on or before 11:59 p.m. New York time on March 23, 2022; (ii) if a final, non-appealable order is entered permanently restraining or otherwise prohibiting the Merger; (iii) if the approval of the Merger by the stockholders of GAHR IV or GAHR III is not obtained; (iv) if the approval of an amendment to the charter of GAHR III to eliminate limitations on “roll-up transactions” (the “GAHR III Merger-Related Charter Amendment”) is not obtained from the stockholders of GAHR III; (v) if the approval of an amendment to the charter of GAHR IV to eliminate suitability requirements in order to become a stockholder and to eliminate limitations on the payment of an internalization fee (the “GAHR IV Merger-Related Charter Amendment”) is not obtained from the stockholders of GAHR IV; or (vi) upon a material uncured breach of the respective obligations, covenants or agreements by the other party that would cause the closing conditions in the Merger Agreement not to be satisfied.

In addition, GAHR III may terminate the Merger Agreement (i) if GAHR III has accepted a Superior Proposal (as defined in the Merger Agreement) at any time prior to receipt by GAHR III of approval from its stockholders of the Merger and the GAHR III Merger-Related Charter Amendment; (ii) upon a GAHR IV Adverse Recommendation Change; or (iii) upon GAHR IV’s material violation of its “no shop” provisions in the Merger Agreement. GAHR IV may terminate the Merger Agreement (i) if GAHR IV has accepted a Superior Proposal at any time prior to receipt by GAHR IV of approval from its stockholders of the Merger and the GAHR IV Merger-Related Charter Amendment; (ii) upon a GAHR III Adverse Recommendation Change; or (iii) upon GAHR III’s material violation of its “no shop” provisions in the Merger Agreement.

If the Merger Agreement is terminated in connection with GAHR III’s acceptance of a Superior Proposal or due to GAHR III making a GAHR III Adverse Recommendation Change, then GAHR III must pay to GAHR IV a termination fee of $50,654,000 and reimburse up to $4,000,000 of documented expenses incurred by GAHR IV in connection with the proposed Merger. If the Merger Agreement is terminated in connection with GAHR IV’s acceptance of a Superior Proposal or due to GAHR IV making a GAHR IV Adverse Recommendation Change, then GAHR IV must pay to GAHR III a termination fee of $23,028,000 and reimburse up to $4,000,000 of documented expenses incurred by GAHR III in connection with the proposed Merger.

The Merger Agreement contains certain representations and warranties made by the parties thereto. These representations and warranties of the parties contained in the Merger Agreement are subject to certain important qualifications and limitations set forth in confidential disclosure letters delivered by the parties upon entering into the Merger Agreement. Moreover, these representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to GAHR IV’s and GAHR III’s stockholders.

The parties have agreed to limits on the conduct of their businesses between the signing of the Merger Agreement and the closing of the Merger. Generally, transactions that are not in the ordinary course of business require the consent of the other party. Unless needed for REIT tax-qualification purposes, distributions by GAHR III in excess of an annualized rate of $0.20 per share will require GAHR IV’s consent and distributions by GAHR IV in excess of an annualized rate of $0.40 per share will require GAHR III’s consent.

The obligation of each party to consummate the Merger is subject to a number of conditions, including receipt by each party of the stockholder approvals described above, delivery of certain documents and consents, the accuracy of the representations and warranties of the parties (subject to the standards contained in the Merger Agreement), the effectiveness of a registration statement on Form S-4 to be filed by GAHR IV to register the shares of the GAHR IV Class I Common Stock to be issued to GAHR III stockholders as consideration in the REIT Merger and the absence of certain material adverse effects with respect to either GAHR IV or GAHR III.

Each of GAHR IV and GAHR III will convene a meeting of their stockholders to approve, among other things, the Merger pursuant to the Merger Agreement and the respective merger-related charter amendments described above. GAHR IV and GAHR III expect that these meetings will take place in the third or fourth quarter of 2021 following effectiveness with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 filed by GAHR IV containing a Joint Proxy Statement/Prospectus jointly prepared by GAHR IV and GAHR III. If approved by GAHR IV’s and GAHR III’s stockholders and if all other conditions to the Merger are satisfied, then GAHR IV and GAHR III anticipate that the Merger would occur shortly thereafter and immediately following the consummation of the “AHI Acquisition” as discussed and defined in Item 8.01 below. However, the Merger is not subject to the consummation of the AHI Acquisition, such that the Merger may occur even if the AHI Acquisition does not.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any factual information about GAHR IV or GAHR III. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement, and are not intended as statements of fact to be relied upon by GAHR IV’s stockholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of GAHR IV or GAHR III. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in GAHR IV’s public disclosures. GAHR IV acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Amendment to Advisory Agreement

On June 23, 2021, in connection with the proposed Merger, GAHR IV entered into an Amendment to Advisory Agreement with GAHR IV Operating Partnership and Griffin-American Healthcare REIT IV Advisor, LLC, a Delaware limited liability company and the external advisor of GAHR IV (the “GAHR IV Advisor”). Pursuant to the Amendment to Advisory Agreement, the GAHR IV Advisor agreed to waive any acquisition fee due in connection with the REIT Merger. Except as set forth in the Amendment to Advisory Agreement, the terms of the Advisory Agreement dated February 16, 2016, by and among GAHR IV, GAHR IV Operating Partnership and the GAHR IV Advisor shall continue in full force and effect. The foregoing description of the Amendment to Advisory Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Advisory Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 24, 2021, GAHR III and GAHR IV issued a joint press release announcing the Merger pursuant to the Merger Agreement as described in detail in Item 1.01 above, as well as the AHI Acquisition, as defined and described in detail in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

In addition, on June 24, 2021, GAHR IV posted to its website (www.healthcarereitiv.com) an investor presentation prepared by GAHR III and GAHR IV containing certain information related to the Merger. A copy of the investor presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

AHI Acquisition

On June 23, 2021, GAHR III Operating Partnership entered into a contribution and exchange agreement pursuant to which, among other things, GAHR III has agreed to acquire a newly formed entity (the “AHI Acquisition”) that owns all of the equity interests in (i) Griffin-American Healthcare REIT III Advisor, LLC, a Delaware limited liability company and subsidiary of American Healthcare Investors, LLC ( “AHI”) that serves as the external advisor of GAHR III, and (ii) GAHR IV Advisor, a subsidiary of AHI that serves as the external advisor of GAHR IV, such that GAHR III will become self-managed and GAHR IV will become indirectly managed by GAHR III. The AHI Acquisition is expected to close immediately prior to the consummation of the Merger. Following the consummation of the Merger, the Combined Company will be a self-managed company. For additional information regarding the AHI Acquisition, see the Current Report on Form 8-K filed by GAHR III on June 24, 2021.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the Merger, GAHR IV will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a Joint Proxy Statement/Prospectus jointly prepared by GAHR III and GAHR IV, and other related documents. The Joint Proxy Statement/Prospectus will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY GAHR III AND GAHR IV WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GAHR III, GAHR IV AND THE PROPOSED MERGER. Investors and stockholders of GAHR III and GAHR IV may obtain free copies of the registration statement, the Joint Proxy Statement/Prospectus and other relevant documents filed by GAHR III and GAHR IV with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by GAHR III and GAHR IV with the SEC are also available free of charge on GAHR III’s and GAHR IV’s websites at www.healthcarereit3.com and www.healthcarereitiv.com, respectively.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

GAHR III and GAHR IV, their respective directors and officers, and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding GAHR III’s directors and executive officers can be found in GAHR III’s 2020 Annual Report on Form 10-K filed with the SEC on March 25, 2021. Information regarding GAHR IV’s directors and executive officers can be found in GAHR IV’s 2020 Annual Report on Form 10-K filed with the SEC on March 26, 2021. Additional information regarding the interests of such potential participants will be included in the Joint Proxy Statement/Prospectus and other relevant documents filed with the SEC in connection with the Merger if and when they become available. These documents are available free of charge on the SEC’s website and from GAHR III or GAHR IV, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; GAHR IV can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from GAHR IV’s expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability of GAHR III or GAHR IV to obtain the approval of the Merger from its stockholders or the failure to satisfy the other conditions to completion of the Merger; GAHR III’s inability to consummate the AHI Acquisition; risks related to disruption of management’s attention from the ongoing business operations due to the Merger; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of GAHR III or GAHR IV; and other factors, including those set forth in the Risk Factors section of GAHR IV’s most recent Annual Report on Form 10-K for the year ended December 31, 2020, as updated by GAHR IV’s subsequent Quarterly Report on Form 10-Q for the period ended March 31, 2021, filed with the SEC, and other reports filed by GAHR IV with the SEC, copies of which are available on the SEC’s website, www.sec.gov. GAHR IV undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 23, 2021, by and among Griffin-American Healthcare REIT IV, Inc., Griffin-American Healthcare REIT IV Holdings, LP, Continental Merger Sub, LLC, Griffin-American Healthcare REIT III, Inc. and Griffin-American Healthcare REIT III Holdings, LP.*

10.1	Amendment to Advisory Agreement, dated June 23, 2021, by and among Griffin-American Healthcare REIT IV, Inc., Griffin-American Healthcare REIT IV Holdings, LP and Griffin-American Healthcare REIT IV Advisor, LLC.

99.1	Joint Press Release, dated June 24, 2021.

99.2	Investor Presentation, dated June 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. GAHR IV agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

June 24, 2021

	By:	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Executive Officer